UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 30, 2020

PREMIER FINANCIAL CORP.

(Exact name of registrant as specified in its charter)

Ohio	0-26850	34-1803915
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer I.D. No.)

601 Clinton Street, Defiance, Ohio 43512
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (419) 782-5015

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, Par Value $0.01 Per Share	PFC	The NASDAQ Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement

On September 30, 2020, Premier Financial Corp. (the “Company”) completed the issuance and sale (the “Offering”) of $50,000,000 aggregate principal amount of its 4.00% Fixed-to-Floating Rate Subordinated Notes due 2030 (the “Notes”) in a private offering exempt from the registration requirements under the Securities Act of 1933, as amended (the “Securities Act”).

The Offering was completed pursuant to a purchase agreement, dated as of September 25, 2020 (the “Purchase Agreement”), entered into by and among the Company, Premier Bank and Piper Sandler & Co., as representative of the initial purchasers named therein (collectively, the “Initial Purchasers”), for resale in the United States to persons reasonably believed to be qualified institutional buyers in reliance on Rule 144A under the Securities Act and to certain institutional accredited investors in exempt transactions under the Securities Act.

The Company intends to use the net proceeds from the Offering for general corporate purposes, which may include, without limitation, providing capital to support its growth organically or through strategic acquisitions, repaying indebtedness, financing investments, capital expenditures, repurchasing its common shares and for investments in the Bank as regulatory capital. The Purchase Agreement contains customary representations, warranties and covenants and includes the terms and conditions for the sale of the Notes in the Offering, indemnification and contribution obligations and other terms and conditions customary in agreements of this type.

The Notes were issued under the Indenture, dated as of September 30, 2020 (the “Base Indenture”), as supplemented by the First Supplemental Indenture, dated as of September 30, 2020 (the “First Supplemental Indenture” and, together with the Base Indenture, the “Indenture”), between the Company and U.S. Bank National Association, as trustee.

From and including the September 30, 2020 date of issuance to, but excluding, September 30, 2025, or the earlier redemption date, the Notes will bear interest at an initial fixed rate of 4.00% per annum, payable semi-annually in arrears on March 30 and September 30 of each year, commencing on March 30, 2021. From and including September 30, 2025 to, but excluding the maturity date, September 30, 2030, or earlier redemption date (the “floating rate period”), the Notes will bear interest at a floating rate based on the secured overnight financing rate, plus a spread of 388.5 basis points, payable quarterly in arrears; provided, however, that if the Benchmark rate is less than zero, then the Benchmark rate shall be deemed to be zero.

The Company may, at its option, beginning with the interest payment date of September 30, 2025, and on any interest payment date thereafter, redeem the Notes, in whole or in part, from time to time, subject to obtaining the prior approval of the Board of Governors of the Federal Reserve System (the ‘‘Federal Reserve’’) to the extent the approval of the Federal Reserve is then required under applicable rules of the Federal Reserve, at a redemption price equal to 100% of the principal amount of the Notes being redeemed, plus accrued and unpaid interest thereon to but excluding the date of redemption.

The Notes are general unsecured, subordinated obligations of the Company and are not guaranteed by any of the Company’s subsidiaries. The Notes are junior in right of payment to the Company’s existing and future senior indebtedness.

The Company may redeem the Notes, in whole but not in part, at any time, including prior to September 30, 2025, subject to obtaining the prior approval of the Federal Reserve to the extent the approval of the Federal Reserve is then required under applicable rules of the Federal Reserve, if (i) a change or prospective change in law occurs that could prevent the Company from deducting, in whole or in part, interest payable on the Notes for U.S. federal income tax purposes, (ii) a subsequent event occurs that could preclude the Notes from being recognized as Tier 2 Capital for regulatory capital purposes, or (iii) the Company is required to register as an investment company under the Investment Company Act of 1940, as amended, in each case, at a redemption price equal to 100% of the principal amount of the Notes, plus any accrued and unpaid interest thereon to but excluding the redemption date.

The Notes have not been registered under the Securities Act or any state securities laws and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and applicable state securities laws.

The foregoing summary of the terms of the Purchase Agreement, the Base Indenture, the Supplemental Indenture and the Notes does not purport to be complete and is subject to, and qualified in its entirety by, the full text of (i) the Purchase Agreement, (ii) the Base Indenture, (iii) the Supplemental Indenture and (iv) the form of the Notes, each of which is attached hereto as an exhibit and is incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

The information regarding the Indenture and the Notes set forth in Item 1.01 above is incorporated by reference into this Item 2.03.

Item 7.01	Regulation FD Disclosure.

On September 30, 2020, the Company issued a press release announcing the completion of the offering of the Notes, which is furnished as Exhibit 99.1 and is incorporated herein by reference.

The information contained in this Item 7.01 of this Current Report is furnished herewith and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that section, nor shall it be deemed incorporated by reference into any filings made by the Company pursuant to the Securities Act, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Section 9 – Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit Number	Description

4.1	Indenture, dated September 30, 2020, between Premier Financial Corp. and U.S. Bank National Association, as trustee

4.2	First Supplemental Indenture, dated September 30, 2020, between Premier Financial Corp. and U.S. Bank National Association, as trustee

4.3	Form of 4.00% Fixed-to-Floating Rate Subordinated Note due 2030 (included in Exhibit 4.2)

10.1	Purchase Agreement, among Premier Financial Corp., Premier Bank and Piper Sandler & Co., dated September 25, 2020

99.1	Press Release, dated September 30, 2020

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PREMIER FINANCIAL CORP.

By:	/s/ Donald P. Hileman
Donald P. Hileman
Chief Executive Officer

Date: September 30, 2020

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